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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported): July 11, 2001
                                                           --------------


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     000-22474                87-0418807
          --------                     ---------                ----------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                     Identification No.)



                111 Presidential Boulevard, Bala Cynwyd, PA 19004
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                (Address of principal executive offices/Zip Code)

       Registrant's telephone number, including area code: (610) 668-2440
                                                            -------------



                          Former name, former address, and former fiscal year,
if changed since last report:

                                      N/A
                             --------------------



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Forward-Looking Statements
--------------------------

         Some of the information in this report on Form 8-K or the documents incorporated by reference in this report on Form 8-K may contain forward-looking statements. You can identify these statements by words or phrases such as "will likely result," "may," "are expected to," "will continue to," "is anticipated," "estimate," "projected," "intends to" or other similar words. These forward-looking statements regarding our business and prospects are based upon numerous assumptions about future conditions, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described under "Risk Factors" as well as other portions of the Form 8-K, which could cause our actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep those risk factors in mind as well as the other cautionary statements in this report on Form 8-K. You should not place undue reliance on any forward-looking statement.

Item 5.  Other Events

         On July 16, 2001, the Registrant issued the attached press release, announcing the completion of the previously announced stock repurchase program and the initiation of a new stock repurchase program.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements

         None

(b)      Pro-forma Financial Information

         None

(c)      Exhibits

         The following exhibits are filed herewith:

Exhibit
Number   Description
------   -----------

99.1     Press Release dated July 16, 2001.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            AMERICAN BUSINESS FINANCIAL
                                            SERVICES, INC.


Date: July 26, 2001                 By:     /s/ Anthony J. Santilli
      -------------                       -------------------------
                                            Anthony J. Santillli
                                            Title: Chairman, President, Chief
                                            Executive Officer, Chief Operating
                                            Officer and Director



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                                  EXHIBIT INDEX

Exhibit
Number   Description
------   -----------

99.1     Press Release dated July 16, 2001.